Exhibit 99.1

PHH Announces Commencement of Tender Offer and Consent Solicitation

Mt. Laurel, NJ August 16, 2006 - PHH Corporation (NYSE: PHH) (“PHH” or the “Company”) today announced that it commenced a cash tender offer and consent solicitation to seek certain amendments to the indenture (the “Indenture”) governing the following securities (the “Securities”) and a waiver of certain past defaults under the Indenture:

Outstanding Principal Amount	Title of Securities	CUSIP	Maturity
$400,000,000	6.000% Benchmark Issues	693320-AE-3	03/01/2008
$600,000,000	7.125% Benchmark Issues	693320-AF-0	03/01/2013
$840,000	5.550% Non-Callable Internotes	69334W-CK-5	01/15/2007
$4,222,000	6.700% Non-Callable Internotes	69334W-AB-7	06/15/2007
$4,098,000	6.650% Non-Callable Internotes	69334W-AF-8	06/15/2007
$8,916,000	6.500% Non-Callable Internotes	69334W-AK-7	06/15/2007
$971,000	6.400% Non-Callable Internotes	69334W-AP-6	07/15/2007
$2,197,000	6.450% Non-Callable Internotes	69334W-AT-8	07/15/2007
$3,528,000	6.050% Non-Callable Internotes	69334W-AX-9	08/15/2007
$2,754,000	5.900% Non-Callable Internotes	69334W-BB-6	08/15/2007
$1,770,000	5.850% Non-Callable Internotes	69334W-BF-7	09/15/2007
$1,126,000	5.600% Non-Callable Internotes	69334W-BK-6	09/15/2007
$2,724,000	5.600% Non-Callable Internotes	69334W-BP-5	09/15/2007
$1,538,000	5.500% Non-Callable Internotes	69334W-BT-7	09/15/2007
$1,558,000	5.500% Non-Callable Internotes	69334W-BX-8	10/15/2007
$1,074,000	6.000% Non-Callable Internotes	69334W-CB-5	11/15/2007
$700,000	5.900% Non-Callable Internotes	69334W-CF-6	11/15/2007
$3,217,000	6.000% Non-Callable Internotes	69334W-CP-4	01/15/2008
$4,688,000	6.000% Non-Callable Internotes	69334W-CT-6	01/15/2008
$3,173,000	6.000% Non-Callable Internotes	69334W-CX-7	01/15/2008
$2,637,000	5.750% Non-Callable Internotes	69334W-DB-4	03/15/2008
$1,898,000	5.500% Non-Callable Internotes	69334W-DF-5	03/15/2008
$2,648,000	5.800% Non-Callable Internotes	69334W-DK-4	03/15/2008
$2,950,000	5.950% Non-Callable Internotes	69334W-DP-3	04/15/2008
$2,853,000	5.600% Non-Callable Internotes	69334W-DU-2	04/15/2008
$3,802,000	6.700% Callable Internotes	69334W-DQ-1	04/15/2010
$2,326,000	6.450% Callable Internotes	69334W-DV-0	04/15/2010
$6,098,000	7.850% Callable Internotes	69334W-DR-9	04/15/2018
$6,391,000	7.650% Callable Internotes	69334W-DS-7	04/15/2018

PHH is offering to purchase any and all of the Securities for cash and is soliciting noteholders for their consent to proposed amendments to the Indenture that would give PHH until December 31, 2006 to make its required filings with the Securities and Exchange Commission ("SEC") and comply with its reporting obligations under the Indenture. Noteholders participating in the cash tender offer and/or consent solicitation may either (a) tender their Securities and grant the related consents pursuant to the tender offer or (b) grant consents without tendering the related Securities pursuant to the consent solicitation. Noteholders who tender their Securities in the tender offer will be deemed, as a condition to a valid tender, to have given their consents to the proposed amendments to the Indenture. Additionally, noteholders who tender Securities or deliver a consent will also be waiving certain defaults under the Indenture. The tender offer expires at midnight, New York City time, on September 13, 2006 unless extended or earlier terminated by PHH (the “Expiration Date”), and the consent solicitation expires at 5:00 p.m., New York City time, on August 29, 2006 unless extended or earlier terminated by PHH (the “Consent Date”).

If noteholders deliver a consent without tendering the related Securities, PHH will pay $1.25 for each $1,000 in principal amount of the Securities (the “Initial Consent Fee”) to noteholders who delivered such consent prior to the Consent Date. If the Company has not filed its 2005 Annual Report on Form 10-K and all other required reports with the SEC by 5:30 p.m., New York City time, on October 31, 2006, PHH will pay an additional $1.25 for each $1,000 in principal amount of the Securities as to which PHH has paid the Initial Consent Fee. Noteholders who consent without tendering their Securities after the Consent Date will not receive any consideration. In the tender offer, PHH will pay noteholders who validly tender their Securities before the Consent Date an amount equal to the par value of such Securities plus any accrued and unpaid interest from the last respective interest payment date of such Securities prior to, but not including, the settlement date (the "Total Consideration"). If noteholders validly tender their Securities after the Consent Date, but before the Expiration Date, they will receive the Total Consideration minus $1.25 for each $1,000 principal amount of such Securities (the "Tender Offer Consideration").

Noteholders may withdraw their tendered Securities or revoke their consents at any time prior to the Withdrawal and Revocation Deadline, which is the earlier of the Consent Date and the time that PHH receives the consents from a majority of noteholders in aggregate principal amount of Securities (the “Requisite Consents”). Upon PHH’s receipt of the Requisite Consents, the waiver will become effective and a supplemental indenture setting forth the proposed amendments will be executed but will not become operative unless PHH pays noteholders pursuant to the tender offer and consent solicitation. If the proposed amendments become effective, all Securities will be subject to the proposed amendments, whether or not the noteholders delivered consents to the consent solicitation.

The tender offer and consent solicitation are subject to certain conditions and presents certain risks for noteholders who consent, as set forth more fully in the offer to purchase and consent solicitation statement. The offer to purchase and consent solicitation statement and related letter of transmittal and other documents contain important information, and noteholders should read them carefully before making any decision.

PHH has retained Citigroup Corporate and Investment Banking, J.P. Morgan Securities Inc. and Wachovia Securities to serve as dealer managers and solicitation agents for the tender offer and consent solicitation, and Global Bondholder Services Corporation to serve as the depositary and information agent.

Copies of the offer to purchase and consent solicitation statement and related letter of transmittal and other documents may be obtained at no charge by contacting the information agent by telephone at (866) 794-2200 (toll-free) or (212) 430-3774, or in writing at 65 Broadway - Suite 723, New York, NY 10006.

Questions regarding the tender offer or consent solicitation may be directed to: Citigroup Corporate and Investment Banking at (800) 558-3745 (toll-free), J.P. Morgan Securities Inc. at (866) 834-4666 (toll-free) or (212) 834-4077 (collect), and Wachovia Securities at (866) 309-6316 (toll-free) or (704) 715-8341 (collect).

This announcement is not an offer to purchase or solicitation of consents with respect to any Securities. The offer to purchase and solicitation is being made solely by the offer to purchase and consent solicitation statement. In any jurisdiction where the laws require tender offers or solicitations to be made by a licensed broker or dealer, the tender offer and consent solicitation will be deemed to be made on behalf of PHH by the dealer managers and solicitation agents, or one or more registered broker dealers under the laws of such jurisdiction.

PHH today also announced that Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate”), a consolidated single purpose entity engaged in financing a component of the Company’s mortgage warehouse needs, has obtained the necessary waivers and approvals to cure defaults under its base indenture, as amended and supplemented, and amended and restated liquidity agreement as well as extend the deadline for delivery of certain financial statements. Bishop's Gate maintains committed capacity of approximately $2.4 billion to fund eligible mortgage loans.

For more information regarding the matters discussed in this press release, investors should refer to the Current Report on Form 8-K filed today. Noteholders requiring additional information regarding the cash tender offer and consent solicitation may contact the Company at (856) 917-7405.

About PHH Corporation

Headquartered in Mount Laurel, New Jersey, PHH Corporation is a leading outsource provider of mortgage and vehicle fleet management services. Its subsidiary, PHH Mortgage, is one of the top ten retail originators of residential mortgages in the United States(1). Its subsidiary, PHH Arval, is the second-largest fleet management services provider in the United States and Canada(2). For additional information about the company and its subsidiaries please visit our website at www.phh.com.

(1)Inside Mortgage Finance, Copyright 2006

(2)Automotive Fleet Fact Book, June 2006

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate", "may result", "will result" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described under the heading "Forward-Looking Statements" in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled "Risk Factors Affecting our Business and Future Results," in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

CONTACT:

PHH Corporation:
Investors: Nancy Kyle, (856) 917-4268

Media: Karen McCallson, (856) 917-8679